T. Rowe Price International Funds, Inc.

T. Rowe Price Japan Fund

Supplement to prospectus dated March 1, 2007

Effective immediately, the Japan Fund is open for purchases, redemptions, and exchanges each day the New York Stock Exchange is open for business. This change aligns the fund`s pricing and transaction procedures with those of all other T. Rowe Price mutual funds. Therefore, the section entitled, "Japan Fund: Pricing and Transactions" in the fund`s prospectus on pages 20 and 21 is hereby removed.

The date of this supplement is August  10, 2007

C01-042 8/10/07